SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:


                                 August 22, 2001



                         CALIBER LEARNING NETWORK, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Maryland
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       000-23945                                          52-2001020
 ----------------------                        -------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


509 South Exeter Street, Suite 400, Baltimore, Maryland                21202
-------------------------------------------------------               --------
        (Address of Principal Executive Offices)                     (Zip Code)


                                 (410) 843-1000
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.           Other Events.

On August 22, 2001, Caliber Learning Network, Inc. (the "Company"), Debtor-In-Possession in Chapter 11 Case No. 01-5-9533-JS, filed a Monthly Operating Report for the month of July 2001 with the United States Bankruptcy Court for the District of Maryland, Baltimore Division, a copy of which is filed herewith as Exhibit 99.1.

Item 7.           Exhibits.

                  99.1 Chapter 11 Monthly Operating Report for July 2001 filed by Caliber Learning Network, Inc., debtor-in-possession in Chapter 11 Case No. 01-5-9533-JS, with the United States Bankruptcy Court for the District of Maryland, Baltimore Division.

                * NOTE:  The numbers  included in this  Monthly  Operating
                  Report  are   unaudited  and  the  listed  market  value
                  represents the book value of the assets.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 2, 2001                  CALIBER LEARNING NETWORK, INC.



                                       By:/s/ GLEN M. MARDER
                                          ---------------------------------
                                          Glen M. Marder
                                          President and
                                            Chief Executive Officer

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                              (Baltimore Division)

In re:                             *
                                             (Chapter 11)
CALIBER LEARNING NETWORK, INC.,    *     Case No. 01-5-9533-JS

                  Debtor.                            *

*    *    *    *    *    *    *    *    *    *    *    *    *    *     *     *

                  LINE FILING DEBTOR'S MONTHLY OPERATING REPORT

     Caliber Learning Network, Inc., Debtor and Debtor-in-Possession herein, hereby files its Monthly Operating Report for the period ending July 31, 2001.


Date:    August 21, 2001



                                  /s/ Richard M. Goldberg
                                  ---------------------------------------------
                                  Joel I. Sher, Bar No. 00719
                                  Richard M. Goldberg, Bar No. 07994

                                  Shapiro Sher & Guinot
                                  36 South Charles Street, 20th Floor
                                  Baltimore, Maryland  21201-3147
                                  Phone:  (410) 385-0202
                                  Fax:  (410) 539-7611

                                  Attorneys for Caliber Learning Network, Inc.

                             CERTIFICATE OF SERVICE

     I HEREBY CERTIFY that on this 21st day of August, 2001, a copy of the foregoing was sent, by facsimile transmission and first-class mail, postage prepaid, to: Edmund Goldberg, Esquire Office of the United States Trustee 300 West Pratt Street, Suite 350 Baltimore, MD 21201

                          Richard L. Wasserman, Esquire
                          Venable Baetjer & Howard
                          Two Hopkins Plaza, Suite 1800
                          Baltimore, MD 21201

                          F. Thomas Rafferty
                          Ober Kaler Grimes & Shriver
                          120 E. Baltimore Street
                          Baltimore, MD  21202

                          Nelson C. Cohen, Esquire
                          Zuckerman Spaeder Goldstein Taylor
                          1201 Connecticut Avenue, N.W.
                          Suite 700
                          Washington, DC  20036-2638

                          Jeffrey W. Orenstein, Esquire
                          11300 Rockville Pike, Suite 408
                          Rockville, MD  20852



                                  /s/ Richard M. Goldberg
                                  ---------------------------------------------
                                  Richard M. Goldberg